Exhibit 10.4

                          NONRECOURSE PLEDGE AGREEMENT
                          ----------------------------

            THIS NONRECOURSE PLEDGE AGREEMENT (this "Pledge Agreement") is executed effective as of April 8, 2004 by ERIN HICKS and AL PLANT ("Pledgors") for the benefit of OXFORD VENTURES, INC., a Nevada corporation ("Secured Party") as credit support for REV'S @ 101, LLC, an Arizona limited liability company ("Debtor").

                                    RECITALS
                                    --------

      A. Debtor has executed that certain Promissory Note of even date herewith (as amended, modified, restated, or extended from time to time, the "Note") in the original principal amount of up to $275,000.00 payable to the order of Secured Party.

      B. Pledgors are the sole owners of all of the issued and outstanding membership interests of Debtor (the "Pledged Membership Interests").

      C. It is expressly understood between Pledgors and Secured Party that the execution and delivery of this Pledge Agreement is a condition precedent to Secured Party's obligations to extend credit under the terms of the Note.

      NOW, THEREFORE, in consideration of the premises which are incorporated herein for all purposes, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      1. Certain Definitions. UNLESS OTHERWISE DEFINED IN THIS PLEDGE AGREEMENT, ANY CAPITALIZED TERM USED IN THIS PLEDGE AGREEMENT HAS THE MEANING GIVEN THAT TERM IN THE UCC. If the definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, the Chapter 9 definition shall control. As used in this Pledge Agreement:

            "Business Day" means every day on which banks in Arizona are open for banking business.

            "Collateral" means all of Pledgors' right, title and interest in and to the Pledged Membership Interests, including after-acquired Collateral and proceeds of the Collateral.

            "Default" means an "Event of Default" hereunder or under the Note.

            "Obligation" means all obligations of Pledgors and Debtor under this Pledge Agreement and Debtor under the Note, including without limitation, full and final payment of the Note by Debtor.

            "Pledge Agreement" means this Pledge Agreement together with all schedules and annexes attached to this Pledge Agreement, and all amendments and modifications to this Pledge Agreement, the schedules and exhibits.

            "Pledged Membership Interests" has the meaning ascribed above and all dividends, cash, instruments and other property from time-to-time received, receivable or otherwise distributed in respect of or in exchange of any Pledged Membership Interests.

            "Pledgors" includes,  without limitation,  each of the Pledgors as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party hereafter appointed for either Pledgor or all or substantially  all  of  such  Pledgor's  assets  pursuant  to  any  liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar law from time to time in effect affecting the rights of creditors generally.

            "Security Interest" means the security interests granted and the transfers, pledges and collateral assignments made under Section 3 of this Pledge Agreement.

            "UCC" means (a) generally, and with respect to the definitions above, the Uniform Commercial Code, as adopted in Nebraska, as amended from time to time, and (b) with respect to rights in states other than Nebraska, the Uniform Commercial Code as enacted in the applicable state, as amended from time to time.

      2. Promissory Note. This Pledge Agreement is being executed and delivered to secure the full payment of all of Debtor's obligations under the Note.

      3. Security Interest. In order to secure the full and complete payment and performance of the Obligation when due, each of the Pledgors has delivered a power signed in blank in the form attached hereto as Exhibit A and hereby grants to Secured Party a first priority security interest in, and pledges and assigns to Secured Party: (a) the Collateral, and (b) all present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or claims against any other person with respect to, the Collateral. Such security interest is granted, and such pledge and assignment are made, as security only.

      4. No Assumption or Modification. The Security Interest is given to secure the prompt, unconditional and complete payment and performance of the Obligation when due, and is given as security only. Secured Party does not assume and shall not be liable for any of Pledgors' liabilities, duties, or obligations under or in connection with the Collateral. Secured Party's acceptance of this Pledge Agreement, or its taking any action in carrying out this Pledge Agreement, does not constitute Secured Party's approval of the Collateral or Secured Party's assumption of any obligation under or in connection with the Collateral. This Pledge Agreement does not affect or modify Pledgors' obligations with respect to the Collateral.

      5. Representations and Warranties. Debtor hereby represents and warrants to Secured Party as follows:

            (a) The Pledged Membership Interests are duly authorized, validly issued, fully paid and non-assessable, and their transfer thereof is not subject to any restrictions other than restrictions imposed by applicable securities and limited liability company laws.

            (b) Pledgors own the Collateral free and clear of all liens.

            (c) The information contained in Schedule 1 attached to this Pledge Agreement is true and accurate and sufficiently describes all of the Pledged Membership Interests.

      6. Covenants. Debtor covenants that it will:

            (a) Promptly notify Secured Party of any change in any fact or circumstances represented or warranted by Debtor herein with respect to any of the Collateral.

            (b) Promptly notify Secured Party of any claim, action or proceeding affecting the Security Interest and the pledge and assignment made under Paragraph 3 or title to all or any of the Collateral and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding.

            (c) Not permit Pledgors to sell, assign or otherwise dispose of any Collateral.

            (d) Not permit Pledgors to create, incur or suffer to exist any other lien upon any of the Collateral except in favor of Secured Party.

            (e) At Debtors expense and at Secured Party's request, file or cause to be filed such applications and take such other actions as Secured Party may request to obtain the consent or approval of any tribunal to Secured Party's rights hereunder, including, without limitation, the right to sell all the Collateral upon a Default without additional consent or approval from such tribunal (and, because Debtor and Pledgors agree that Secured Party's remedies at law for failure of Pledgors to comply with this provision would be inadequate, Debtor and Pledgors agree that the covenants in this provision may be specifically enforced).

            (f) From time to time promptly obtain from Pledgors and deliver to Secured Party all such other powers, assignments, certificates, supplemental documents, and financing statements (if appropriate), and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue and preserve the priority of the Security Interest.

      7. Default; Remedies. Upon a breach by Debtor of any representation, warranty or covenant in the Note or in this Pledge Agreement (each such event, a "Default") beyond any applicable grace period, if any, Secured Party may, at its election, exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by the Note, at law, in equity, or otherwise, including, without limitation, exercising the Power executed in blank by Pledgors in respect of the Pledged Membership Interests, a form of which is attached as Annex "A" to this Pledge Agreement, or applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Pledgors hereby consent to any such appointment). Notwithstanding any provision of the Note, this Pledge Agreement or otherwise, the pledge of the Collateral under this Pledge Agreement is made as an accommodation to Debtor and is without recourse to either Pledgor under any circumstance, and there shall be no personal liability on Pledgors or on Debtor's successors in title or assigns of the properties of Debtor, to pay the indebtedness evidenced by the Note, or for the observance or performance of any of the covenants, conditions or agreements contained therein or in this Pledge Agreement, or in any other instrument evidencing or securing the indebtedness evidenced by the Note, or executed in connection therewith, and Secured Party and any subsequent holder of the Note will look solely to the Collateral and will not seek any money judgment, deficiency or otherwise, against Pledgors or Debtor's successors in title or assigns of the properties of Debtor, in the event of default in the payment of the indebtedness evidenced by the Note or in the event of any default under the terms of this Pledge Agreement or any other instrument evidencing or securing the indebtedness represented by the Note, or executed in connection therewith.

            (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and each of the Pledgors and to any other person entitled to notice under the UCC; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than five Business Days prior to the taking of the action to which the notice relates is reasonable for the purposes of this subparagraph.

            (b) Sales of Securities. In connection with the sale of the Collateral, Secured Party is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Secured Party to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws, and no sale so made in good faith by Secured Party shall be deemed not to be "commercially reasonable" because so made.

            (c) Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this Paragraph 7 in the following order: First, to the payment of all of its expenses incurred in retaking, holding and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts expended by Secured Party under Paragraph 8; third, toward payment of the balance of the Obligation in accordance with the Note. Any surplus remaining shall be delivered to Pledgors or as a court of competent jurisdiction may direct.

      8. Other Rights of Secured Party.

            (a) Performance. In the event Pledgors shall fail to perform any of their obligations hereunder with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, take such action which Pledgors is required, but has failed or refused, to take. Any sum which may be expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate (as specified in the Note) until paid and, together with such interest, shall be a part of the Obligation secured by the Collateral.

            (b) Collection. Upon notice from Secured Party, each person or entity obligated with respect to any of the Collateral, whether as an issuer, account debtor or otherwise (an "Obligor") is hereby authorized and directed by Pledgors to make payments on any of the Collateral (including, without limitation, dividends and other ownership distributions) directly to Secured Party, regardless of whether Pledgors were previously making collections thereon. Secured Party shall have the right in its own name or in the name of Pledgors to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Pledgors on any notes, acceptances, checks, drafts, money orders or other evidences of payment on Collateral that may come into the possession of Secured Party; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Pledge Agreement. If any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of Pledgors, to take such action as Secured Party shall deem appropriate for the collection of any such amounts. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatever to anyone except Pledgors to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any Collateral, or for informing Pledgors with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The receipt of Secured Party to any Obligor shall be a full and complete release, discharge and acquittance to such Obligor, to the extent of any amount so paid to Secured Party. The rights granted Secured Party under this subparagraph may be exercised at any time while a Default has occurred and is continuing.

            (c) Record Ownership of Securities. If a Default has occurred and is continuing, Secured Party at any time may have the Collateral registered in its name, or in the name of its nominee or nominees, as pledgee.

            (d) Voting of Securities. So long as no Default has occurred, Pledgors shall be entitled to exercise all voting rights pertaining to the Collateral. After the occurrence and during the continuance of a Default, the right to vote the Collateral shall be vested exclusively in Secured Party. To this end, Pledgors and each of them irrevocably appoint Secured Party the proxy and attorney-in-fact of Pledgors, with full power of substitution, to vote and to act with respect to the Collateral, subject to the understanding that such proxy may not be exercised unless a Default has occurred and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligation has been paid and performed in full.

            (e) Certain Proceeds. Any and all cash dividends, equity dividends or distributions in respect to ownership, whether in cash or property, made on or in respect of the Collateral, and any proceeds of the Collateral, whether such dividends, distributions, or proceeds result from a subdivision, combination or reclassification of the outstanding membership interests of Debtor or which may be distributable to Pledgors in their capacity as owners of the Pledged Membership Interests, shall be part of the Collateral hereunder, and shall be, if received by Pledgors, held in trust for the benefit of Secured Party, and shall forthwith be delivered to Secured Party (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Pledgors in accordance with Secured Party's instructions) to be held subject to the terms hereof. Any cash proceeds of Collateral which come into the possession of Secured Party may, at Secured Party's option, be applied in whole or in part to the Obligation (to the extent then due), be released in whole or in part to or on the written instructions of Pledgors for any general or specific purpose, or be retained in whole or in part by Secured Party as additional Collateral.

      9. Miscellaneous.

            (a) Term. Upon full and final payment of the Obligation and without Secured Party having exercised its rights under this Pledge Agreement, this Pledge Agreement shall terminate; provided that no Obligor on any of the Collateral shall be obligated to inquire as to the termination of this Pledge Agreement, but shall be fully protected in making payment directly to Secured Party, which payment shall be promptly paid over to Pledgors after termination of this Pledge Agreement.

            (b) Notices. Any notice, demand or document which either party is required or may desire to give hereunder shall be in writing and, except to the extent provided in the other provisions of this Pledge Agreement, given by messenger, telecopy or other electronic transmission, or United States registered or certified mail, postage prepaid, return receipt requested, addressed to such party at its address and telecopy number shown below, or at such other address as either party shall have furnished to the other by notice given in accordance with this provision.

      If to Secured Party, to:

            Daniel K. Leonard
            21724 East Stanford Circle
            Elkhorn, NE 68022
            FAX (manual): 402-763-9511

      If to Pledgors and/or Debtor, to:

            Al Plant
            8436 East Navarro Circle
            Mesa, AZ 85208
            FAX (manual): 480-354-4771

      and

            Erin Hicks
            11754 East Virginia Drive
            Aurora, CO 80012
            FAX (manual): 303-366-7993

Any notice delivered or made by messenger, telecopy, or United States mail shall be deemed to be given on the date of actual delivery as shown by messenger receipt, the addressor's telecopy machine confirmation or other verifiable electronic receipt, or the registry or certification receipt. Secured Party need not delay action on notice transmitted orally by Pledgors to Secured Party until receipt of written confirmation of such notice. In the event that a discrepancy exists between the notice received by Secured Party orally and the written confirmation, or in the absence of a written confirmation, the oral notice, as understood by Secured Party will be deemed the controlling and proper notice.

            (c) Governing Law. THIS PLEDGE AGREEMENT SHALL BE CONSTRUED--AND ITS PERFORMANCE ENFORCED UNDER ARIZONA LAW.

            (d) Conflict with Note. In the event of any conflict or inconsistency between the terms hereof (including without limitation the rights and obligations of the parties hereunder) and the Note, the terms of this Pledge Agreement shall be controlling.

            (e) Actions Not Releases. The Security Interest and Pledgors' pledge and Secured Party's rights under this Pledge Agreement shall not be released, diminished, impaired or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with, any terms of the Note without the consent of Pledgors, except as required therein; (iv) the insolvency, bankruptcy or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of Pledgors, or any adjustment, indulgence, forbearance or compromise that may be granted or given by Secured Party to Debtor; (vi) any neglect, delay, omission, failure or refusal of Secured Party to take or prosecute any action in connection with the Note; (vii) any failure of Secured Party to notify Pledgors
(A) of any assignment of the Obligation or any part thereof, (B) of any other action taken or refrained from being taken by Secured Party against Debtor or
(C) any new agreement between Secured Party and Debtor, it being understood that, except as expressly required by the Note, Secured Party shall not be required to give Pledgors any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Pledge Agreement or any Collateral ever delivered to or for the account of Secured Party under this Pledge Agreement; (viii) the illegality, invalidity or unenforceability of all or any part of the Obligation against Debtor by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by law; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable laws or for any other reason Secured Party is required to refund such payment or pay the amount thereof to someone else.

            (f) Waivers. Debtor and Pledgors waive (i) any Right to require Secured Party to proceed against any other person, to exhaust Secured Party's rights in the Collateral, or to pursue any other right which Secured Party may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, notice of acceleration, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

            (g) Financing Statement. Secured Party shall be entitled at any time to file this Pledge Agreement, or a carbon, photographic or other reproduction of this Pledge Agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Agreement.

            (h) Amendments. This Pledge Agreement may only be amended by a writing executed by Pledgors, Debtor and Secured Party.

            (i) Multiple Counterparts. This Pledge Agreement may be executed in any number of identical counterparts with the same effect as if all signatories had signed the same document. In making proof of this Pledge Agreement, it shall not be necessary to produce or account for more than one set of counterpart signatures. Delivery of the executed signature pages by facsimile transmission shall constitute effective and binding execution and delivery of this Pledge Agreement.

            (j) Parties Bound. This Pledge Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and other legal representatives. Delivery or other accounting of the Collateral to Pledgors shall discharge Secured Party of all liability therefor.

            (k) Assignment. Pledgors may not assign any rights, duties, or obligations under this Pledge Agreement without Secured Party's prior written consent, which consent shall not be unreasonably withheld. In the event of an assignment of all or part of the Obligation, the Security Interest and other rights and benefits under this Pledge Agreement, to the extent applicable to the part of the Obligation so assigned, may be transferred with the Obligation, as the case may be.

            (l) Severability. If any provision of this Pledge Agreement is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Pledge Agreement shall not be affected thereby, and this Pledge Agreement shall be liberally construed so as to carry out the intent of the parties to it. Any waiver contained in this Pledge Agreement is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Secured Party for having bargained for and obtained it.

            (m) FINAL AGREEMENT. THIS PLEDGE AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                  * * * Signatures appear on next page * * *

      EXECUTED effective as of the date set forth in the preamble above.


                                          PLEDGORS:


                                           /s/ Al Plant
                                          -----------------------------------
                                                Al Plant


                                           /s/ Erin Hicks
                                          -----------------------------------
                                                Erin Hicks


                                          SECURED PARTY:

                                          OXFORD VENTURES, INC.


                                          By  /s/ Daniel K. Leonard
                                          -----------------------------------
                                                Daniel K. Leonard, President


                                          DEBTOR:

                                          REV'S @ 101, LLC


                                          By  /s/ Erin Hicks
                                          -----------------------------------
                                                Erin Hicks, Member

                                   SCHEDULE 1
                                       TO
                                PLEDGE AGREEMENT


                          Pledged Membership Interests

                                   Pledged           Certificate
         Liens              Membership Interests      Number(s)     Other Issuer
         -----              --------------------      ---------     ------------

    Rev's @ 101, LLC          A 50% Membership          None            None
                                  Interest
    Rev's @ 101, LLC          A 50% Membership          None            None
                                  Interest

                                    ANNEX "A"
                                       TO
                                PLEDGE AGREEMENT


                                  FORM OF POWER

      FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer _________________________________________________________ all of his/her right title and interest in and to his/her __% membership interest in Rev's @ 101, LLC, an Arizona limited liability company (the "Company"), registered in his/her name on the books of the Company, and does hereby irrevocably constitute and appoint ___________________________________ as his/her attorney to transfer said shares on the books of the Company with full power of substitution in the premises.

Dated: April 8, 2004


                                         PLEDGOR



                                         By ___________________________________
                                              _________________

                                      POWER

      FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto _________________________________________________________ all of his/her
right title and interest in and to his/her 50% membership interest in Rev's @ 101, LLC, an Arizona limited liability company (the "Company"), registered in his/her name on the books of the Company, and does hereby irrevocably constitute and appoint ___________________________________ as his/her attorney to transfer said shares on the books of the Company with full power of substitution in the premises.

Dated: April 8, 2004

                                          PLEDGOR



                                          By____________________________________
                                                     Al Plant

                                      POWER

      FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto _________________________________________________________ all of his/her
right title and interest in and to his/her 50% membership interest in Rev's @ 101, LLC, an Arizona limited liability company (the "Company"), registered in his/her name on the books of the Company, and does hereby irrevocably constitute and appoint ___________________________________ as his/her attorney to transfer said shares on the books of the Company with full power of substitution in the premises.

Dated: April 8, 2004


                                          PLEDGOR



                                          By____________________________________
                                                     Erin Hicks